Other assets	12 Months Ended
Dec. 31, 2025
Other assets [abstract]
Other assets	11 Other assets

Other assets by type
in EUR million	2025	2024
Assets held for sale	164	0
Net defined benefit assets	528	568
Investment properties	27	19
Property development and obtained from foreclosures	17	18
Prepayments	829	413
Accrued assets	480	499
Amounts to be settled	4,076	3,550
Other	1,853	1,879
	7,975	6,945
Disclosures in respect of Net defined benefit assets are provided in Note 33 'Pensions and other post-employment benefits'.
Amounts to be settled include primarily transactions not settled at the balance sheet date. The nature of these transactions is short term and they are expected to settle shortly after the closing date of the balance sheet. Other relates to various receivables in the normal course of business, including short-term receivables from mortgages issued to notary accounts pending transfer to customers and other amounts receivable from customers.